SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange At of 1934

Date of Report (Date of earliest event reported): February 14, 2002

                             SoftQuad Software, Ltd.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)

   Delaware                         0-26327                 65-0877744
   --------                         -------                 ----------
   (State or other jurisdiction     (Commission File        (IRS Employer
   of Incorporation)                Number)                 Identification
                                                            Number)

      161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5
      ---------------------------------------------------------------------
                    (Address of principal executive offices)

   Registrant's telephone number, including area code:     (416) 544-9000

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Item 2. Acquisition or Disposition of Assets

     On February 14, 2002, SoftQuad Software, Ltd. ("SoftQuad") entered into a Term Loan Agreement (the "Agreement") with Corel Corporation ("Corel"). Pursuant to the terms and conditions of the Agreement, Corel is to provide a bridge loan to SoftQuad of up to $2.0 million. In consideration for the loan, SoftQuad granted Corel a security interest in all of its assets.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

10.1 Term Loan Agreement dated February 14, 2002 between SoftQuad Software, Ltd. and Corel Corporation (including form of Security Agreement).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTQUAD SOFTWARE, LTD.
(the Registrant)


By:   /s/ David R. Lewis
      ------------------------------
      David R. Lewis
      Chief Financial Officer

Dated February 28, 2002

Exhibit Index

     10.1 Term Loan Agreement dated February 14, 2002 between SoftQuad Software, Ltd. and Corel Corporation (including form of Security Agreement).